LETTER  TO  OUR  SHAREHOLDERS

Dear  Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2000  FIRST  HALF  RESULTS

During the first half, the Fund's total investment return is 10.7%. The investment portfolio increased nearly 11%. After operating expenses, our net asset value gained 9% from $7.57 to $8.25.

GROWTH  IN  THE  SECOND  QUARTER

The latest quarter was very productive, with growth of 8% in our net asset value and 9% in the investment portfolio. Considering the relatively low exposure to equity markets (most of our assets are in U.S. Treasury Bills), the past quarter showed particularly strong growth in many of our remaining investments. This is our fourth quarter of the past five wherein our net asset value has risen.

MARKET  OVERVIEW

The first half of 2000 brought stock market volatility, of which we have been warning. Because we anticipated this volatility, and prepared for it, we were able to cushion our shareholders from periods of decline seen in the S&P 500, NASDAQ and Russell 2000 indices. We continue to have sizable cash reserves for potentially greater volatility ahead; therefore, we are in an excellent position to take advantage of buying opportunities when they arise.

PORTFOLIO  HIGHLIGHTS

Our largest holding, TECHNITROL, having opened the year with a strong quarter, stepped on the accelerator in the latest quarter and has more than doubled in price thus far this year. All in all, more than twice as many of our investments gained in price as declined during the first half of the year, even before adding in dividends. Every one of our largest holdings, accounting for nearly 77% of our total market value of common stocks, were up during the first half of 2000.

OUTLOOK

It still appears that we are in that phase usually found at or near major market tops. During these times, share price indices are still climbing toward recent highs, but most stocks are only recovering from earlier declines. In addition, the Federal Reserve and the Bank of England are pursuing tight money policies. Whether it's in the year 2000 or 2001, stock market history strongly suggests a bear market will follow these conditions. While even an over-inflated, narrowly-driven market could buck the odds for a while, for just how long may depend upon how hard the Fed will lean on it.

We have greatly streamlined our investments which, with very few exceptions, are now in companies continuing to generate earnings growth and positioning themselves to increase profits in the future. Even before selling our ultra-high P/E stocks during the first week of the new year, our portfolio was demonstrating excellent value, with a P/E of 7 times estimated earnings at year-end. This number is reduced to less than 5 times after deducting cash per share. These factors, combined with our available cash (ready to take advantage of opportunities coming to the long-term, value-oriented investor), lay a solid foundation for growth potential in our investments, not for 2000 alone, but for many years to come.

Sincerely,




Barry  Ziskin                                                      July 14, 2000

GENERAL  INFORMATION

THE  FUND

Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange. Its investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

SHARE  REPURCHASES

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.

FORWARD  LOOKING  STATEMENTS

When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information. Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

Z-SEVEN FUND, INC.
SCHEDULE OF INVESTMENTS
at June 30, 2000  (Unaudited)

-------------------------------------------------------
Investment Securities (a)                         Value
-------------------------------------------------------
Common Stocks                       Shares
-------------------------------------------------------
APPAREL & ACCESSORIES  -  1.7%
 Abbeycrest Plc                      10,000  $   18,197
 Quiksilver, Inc. (b)                15,150     235,772
 Tarrant Apparel Group (b)            5,100      45,581
                                             ----------
                                                299,550
                                             ----------
AUTOMOTIVE  -  2.5%
 Strattec Security Corporation (b)   13,600     442,000
                                             ----------
                                                442,000
                                             ----------
BUILDING & MATERIALS  -  3.7%
 Barratt Developments Plc            53,000     210,166
 Hughes Supply                       12,200     240,950
 NCI Building Systems, Inc. (b)       9,400     190,350
                                             ----------
                                                641,466
                                             ----------
COMPUTER & RELATED  -  5.6%
 Cybex Computer (b)(c)                7,200     309,600
 Insight Enterprises, Inc. (b)        6,187     366,966
 Pomeroy Comp. Resources (b)         19,900     293,525
                                             ----------
                                                970,091
                                             ----------
CONSUMER PRODUCTS (OTHER) - 1.3%
 Ballantyne of Omaha, Inc. (b)       50,505     110,480
 Day Runner, Inc. (b)                 3,360       3,465
 Lindt & Spr ngli AG                    230     109,162
                                             ----------
                                                223,107
                                             ----------
ELECTRICAL & ELECTRONICS  -  9.8%
 Roxboro Group Plc                  100,500     493,013
 Technitrol, Inc.                    12,600   1,220,625
                                             ----------
                                              1,713,638
                                             ----------
FINANCIAL SERVICES  -  9.2%
 Brewin Dolphin                     172,500     563,695
 Jardine Lloyd Thompson Group Plc   125,600     555,190
 Rathbone Brothers Plc               33,000     481,648
                                             ----------
                                              1,600,533
                                             ----------
HEALTH & PERSONAL CARE  -  2.6%
 National Dentex Corporation (b)     17,100     288,563
 Novartis AG                             99     156,664
                                             ----------
                                                445,227
                                             ----------
MULTI-INDUSTRY  -  3.7%
 Tomkins Plc                         40,966     133,250
 VT Holding A/S (Cl B)               10,565     513,198
                                             ----------
                                                646,448
                                             ----------

Z-SEVEN FUND, INC.
SCHEDULE OF INVESTMENTS
at June 30, 2000  Continued  (Unaudited)

--------------------------------------------------------
Investment Securities (a)                       Value
--------------------------------------------------------
Common Stocks                       Shares
--------------------------------------------------------
RETAIL  -  2.1%
 Grow Biz International, Inc. (b)    11,200  $    43,400
 The Men's Wearhouse, Inc. (b)        9,900      220,894
 Westfair Foods                         360      103,406
                                             -----------
                                                 367,700
--------------------------------------------------------
TOTAL COMMON STOCKS  -  42.2%
  (Cost $5,452,411)                          $ 7,349,760
--------------------------------------------------------

--------------------------------------------------------
Short Term Investments             Eff. rate
--------------------------------------------------------
U.S. TREASURY BILLS - 53.7%
 Par 2,000,000, matures 7/27/00      5.771%  $ 1,991,883
 Par 1,500,000, matures 8/24/00      5.993%    1,486,926
 Par 5,000,000, matures 10/26/00     6.054%    4,906,557
 Par 1,000,000, matures 11/24/00     6.345%      975,376
                                             -----------
                                               9,360,742
--------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES -      95.9%
  (Cost $14,813,153)                         $16,710,502
--------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
  LESS LIABILITIES  -  4.1%                      718,368
--------------------------------------------------------
NET ASSETS  -  100.0%
  (Equivalent to $8.25 per share based
  on 2,113,731 shares of capital stock
  outstanding)                               $17,428,870
========================================================
(a) Percentages are based on net assets of $17,428,870.
(b) Non-income  producing  investment.
(c) Cybex Computer became Avocent Corporation, effective 7/3/00.

--------------------------------------------------------
COMMON  STOCKS  BY  COUNTRY
--------------------------------------------------------
Percent   Country                                  Value
--------------------------------------------------------
   54.6%  United States                       $4,012,171
   33.4   United Kingdom                       2,455,160
    7.0   Denmark                                513,198
    3.6   Switzerland                            265,825
    1.4   Canada                                 103,406
--------------------------------------------------------
  100.0%                                      $7,349,760
========================================================

Z-SEVEN FUND, INC.
SCHEDULE OF ASSETS AND LIABILITIES
at June 30, 2000  (Unaudited)


ASSETS

Investments in securities, at value
  (identified cost $14,813,153)        $16,710,502
Cash                                       482,183
Receivables
  Dividends and interest                    40,878
  Securities sold                          292,279
Other assets                                 5,746
                                       ------------
Total assets                            17,531,588
                                       ------------

LIABILITIES

Payables
  Other                                    102,718
                                       ------------
Total liabilities                          102,718
                                       ------------

NET ASSETS                             $17,428,870
                                       ============

NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
  7,700,000 shares authorized,
  3,268,858 shares issued              $ 3,268,858
Additional paid-in capital              21,027,503
Treasury stock, 1,155,127 shares,       (9,265,132)
  at cost
                                       ------------
                                        15,031,229
Accumulated net realized gain on
  investments, options and currency
  transactions                              81,536
Net unrealized appreciation on
  investments, options and currency
  translations                           2,032,860
Undistributed net investment income        283,245
                                       ------------

NET ASSETS (EQUIVALENT TO $8.25 PER
  SHARE BASED ON 2,113,731 SHARES OF
  CAPITAL STOCK OUTSTANDING)           $17,428,870
                                       ============


  See accompanying notes to financial statements.

Z-SEVEN FUND, INC.
STATEMENT OF OPERATIONS
Six- month Period Ended June 30, 2000  (Unaudited)


INVESTMENT INCOME
Dividends, net of non-reclaimable
  Foreign taxes of  $5,625                $   54,848
Interest                                     247,152
                                          -----------
Total investment income                      302,000
                                          -----------
EXPENSES
Investment advisory base fee                 107,188
Performance penalty                          (44,627)
Compensation and benefits                     66,384
Transfer agent fees                            7,571
Professional fees                             36,819
Custodian fees                                18,500
Printing and postage                          13,036
Office and miscellaneous expenses             28,923
Insurance expense                              3,067
Directors' fees and expenses                   4,373
Dues and filing fees                           1,150
Shareholder relations & communications         1,732
Rent expense                                   9,031
                                          -----------
Total expenses                               253,147
Expenses reduced through offset
  Arrangements                                (8,594)
                                          -----------
Net expenses                                 244,553
                                          -----------
Net investment income                         57,447
                                          -----------

REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain on investments,
  options and currency transactions        2,191,019
Change in unrealized appreciation
  (depreciation) of investments, options    (827,611)
                                          -----------
  and currency translations
Net gain on investments, options,          1,363,408
                                          -----------
  and currency transactions
Net increase in net assets
  from operations                         $1,420,855
                                          ===========


  See accompanying notes to financial statements.

Z-SEVEN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
Six- month Period Ended June 30, 2000  (Unaudited)
And Year Ended December 31, 1999


                                     2000          1999
                                 ------------  ------------
NET ASSETS,
Beginning of Period              $17,568,865   $19,854,868
                                 ------------  ------------

OPERATIONS
Net investment income (loss)          57,447       225,797
Net realized gain (loss) on
  investments, options and
  currency transactions            2,191,019    (2,137,360)
Change in unrealized
  appreciation  (depreciation)
  of investments, options and
  currency translations             (827,611)    1,369,734
                                 ------------  ------------
Net increase (decrease) in
  net assets from operations       1,420,855      (541,829)
                                 ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
From net realized gain on
  investments, options and
  currency transactions                    0      (117,518)
                                 ------------  ------------
Decrease in net assets from
  dividends and distributions              0      (117,518)
                                 ------------  ------------

SHARE TRANSACTIONS
Treasury stock purchases          (1,560,850)   (1,626,656)
                                 ------------  ------------
Decrease in net assets from
  share transactions              (1,560,850)   (1,626,656)
                                 ------------  ------------
Net decrease in net assets          (139,995)   (2,286,003)
                                 ------------  ------------
NET ASSETS,
End of Period (including
  undistributed net investment
  income of $283,245 and
  $225,797 respectively)         $17,428,870   $17,568,865
                                 ============  ============


  See accompanying notes to financial statements.

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  2000  (Unaudited)


NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors. Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.
     Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

     Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE  2  -  TREASURY  STOCK  TRANSACTIONS

     From January 1, 1999 through June 30, 2000, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                                     Average
     Year    Number of     Cost      Discount
              Shares                 Per Share
     ----    ---------     ----      ---------
     2000     207,800   $1,560,850    $ 0.23
     1999     223,500   $1,626,656    $ 0.16

     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price.
     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.

NOTE  3  -  PURCHASES  AND  SALES  OF  SECURITIES

     The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities) during the period ended June 30, 2000, were:

              Common            Options        Treasury Bills
              Stocks
            ----------        -----------        -----------
Purchases        0            $12,770,413        $16,657,855
Sales       $4,211,752        $14,424,679        $ 8,496,189

NOTE  4  -  FOREIGN  CURRENCY  CONTRACTS

     At June 30, 2000, the Fund had contracts maturing on November 20, 2000 and August 18, 2000 to sell 1.2 million Swiss francs and 1.5 million British pounds, respectively. These contracts were marked-to-market on June 30, 2000 to a value of $3.1 million, resulting in net unrealized gains of $135,512. These unrealized gains are included as a component of receivables from securities sold in the Statement of Assets and Liabilities.

NOTE  5  -  OPTIONS  TRANSACTIONS

     The Fund may from time to time purchase and sell call and put options on stock indexes which are traded on national securities exchanges as a method of hedging market fluctuations. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the amount paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the amount paid.
     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.
     The cost of option contracts purchased, and the proceeds from option contracts sold during the six-month period ended June 30, 2000 which are included in the total purchases and proceeds of sales in Note 3 were $12,770,413 and $14,424,679, respectively.

NOTE  6  -  LEASE  COMMITMENTS

     The Fund is obligated under a three-year operating lease for its Mesa, Arizona corporate office, which expires on June 30, 2001. Minimum lease payments due are as follows:

July 1 - December 31, 2000           $  12,041
2001                                    12,041
                                     ---------
   Total minimum lease payments      $  24,082
                                     =========

     Rent  expense for the six-month period ended June 30, 2000 was $9,031.  See
Note  13.

NOTE  7  -  INVESTMENT  ADVISORY  FEES  AND  PERFORMANCE  BONUS/PENALTIES

     TOP Fund Management is the Fund's investment advisor (the "Advisor"). Under an agreement between the Fund and the Advisor, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor. The agreement provides for base management fees equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the six-month period ended June 30, 2000, the base management fees aggregated $107,188.
     In addition to the base management fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base management fees. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by 10% or more. For the period ended June 30, 2000, the performance penalty aggregated $44,627.

     The agreement also provides that if the Fund's expenses on an annual basis (including the base management fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Advisor shall reimburse the Fund for any such excess up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1999, an expense reimbursement was not required.

NOTE  8  -  DISTRIBUTIONS  TO  SHAREHOLDERS

     On September 14, 1999, the Board of Directors declared approximately a $0.05 per share remainder distribution. This represents undistributed net investment income and short-term capital gains for 1998. These distributions were paid on December 30, 1999, to shareholders of record on December 21, 1999. On July 12, 2000, the Board of Directors declared $225,797 of net investment income for 1999 to be distributed on December 29, 2000 to shareholders of record on December 15, 2000. The dividend per share fluctuates due to changes in the number of outstanding shares. As of June 30, 2000, the dividend was estimated to be $0.11 per share.

NOTE  9  -  FEDERAL  INCOME  TAX  INFORMATION

     For federal income tax purposes, the Fund generated a net capital loss carryforward of $1,149,307 during the year ended December 31, 1999, which is scheduled to expire on December 31, 2007. The carryover will be used to offset any future net capital gains and no capital gain distributions will be made until the capital loss carryforward has been fully utilized or expires.

NOTE  10  -  RELATED  PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.
     At June 30, 2000, Barry Ziskin, an officer and director of the Fund, owned 592,028 shares of the Fund's capital stock. He is also an officer and director of the Advisor.

NOTE  11  -  LINE  OF  CREDIT

     The Fund has a $1,000,000 line of credit with its custodian bank which is secured by the assets of the Fund. Borrowings against the line are charged interest at a rate of prime plus 1/2%. There were no amounts outstanding against the line during the six months ended June 30, 2000. The line of credit expires August 7, 2000.
     The purpose of the line is to enable the Advisor flexibility in selling shares of portfolio investments at such time and price as is consistent with the investment discipline employed and is in the best interest of the shareholders. If the full amount of the line had been utilized, it would have represented less than 6% of the net assets of the Fund at June 30, 2000.

NOTE  12  -  EXPENSE  OFFSET  ARRANGEMENT

     Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits. The Advisor may direct S&P to use the credits to pay certain Fund expenses. For the period ended June 30, 2000, the Advisor applied $8,594 of these soft dollar credits towards the payment of office and miscellaneous expenses of the Fund.

NOTE  13  -  EXPENSE  ALLOCATION

     The Board reviews on an annual basis any expenses the Fund shares with the Advisor and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Advisor or its affiliates based generally on the ratio of assets under management between the Fund and the Advisor's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.

Z-Seven  Fund,  Inc.
FINANCIAL  STATEMENTS
June  30,  2000  (Unaudited)

The following represents selected data for a share outstanding throughout the Periods. All share and per share data has been adjusted to reflect the two-for-one stock split in December 1997.

                                                                               June  30,                           December 31,
For the periods ended                                                             2000             1999      1998     1997
                                                                              (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $      7.57        $  7.80   $  7.55   $  8.20
                                                                              ------------  ---  --------  --------  -------  ---
Net investment income (loss)                                                          .03            .10       -0-       .11
Net realized and unrealized gains (losses) on investments
  and currency transactions before income taxes                                       .65           (.28)      .55      1.05
                                                                              ------------  ---  --------  --------  -------  ---
Total increase (decrease) from investment operations                                  .68           (.18)      .55      1.16
Distributions to shareholders from net investment income                              -0-            -0-      (.06)     (.05)
Distributions to shareholders from net capital gains                                  -0-           (.05)     (.12)    (1.38)
Income taxes on capital gains paid on behalf of shareholders                          -0-            -0-      (.12)     (.45)
Capital contribution                                                                  -0-            -0-       -0-       .07
                                                                              ------------  ---  --------  --------  -------  ---
Net increase (decrease) in net asset value                                            .68           (.23)     (.30)     (.65)
                                                                              ------------  ---  --------  --------  -------  ---
Net asset value, end of period                                                $      8.25        $  7.57   $  7.80   $  7.55
                                                                              ============  ===  ========  ========  =======  ===
Per share market value, end of period                                         $      8.00        $  7.69   $  8.00   $ 11.00
Total investment return (a)                                                         10.7%  (b)     (3.2%)   (24.5%)    34.0%  (e)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before performance bonus/penalty to average net assets (c)         4.0%  (d)      3.2%      3.8%      3.0%
Ratio of total expenses (credits) to average net assets (c)                          3.5%  (d)      0.5%      1.5%      1.0%
Ratio of net investment income (loss) to average net assets (c)                      0.7%  (d)      1.2%      (.2%)     1.1%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              0.0%  (b)     14.9%     73.1%    111.3%
---------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period (in 000's)                            2,114          2,322     2,545     2,671
Net assets, end of period (in 000's)                                               17,429         17,569    19,855    20,161
---------------------------------------------------------------------------------------------------------------------------------



For the periods ended                                                           1996      1995
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $  8.74   $  8.32
                                                                              --------  --------
Net investment income (loss)                                                     (.06)      .06
Net realized and unrealized gains (losses) on investments
  and currency transactions before income taxes                                  1.01      1.88
Total increase (decrease) from investment operations                              .95      1.94
Distributions to shareholders from net investment income                         (.03)     (.44)
Distributions to shareholders from net capital gains                            (1.46)    (1.08)
Income taxes on capital gains paid on behalf of shareholders                      -0-       -0-
Capital contribution                                                              -0-       -0-
                                                                              --------  --------
Net increase (decrease) in net asset value                                       (.54)      .42
                                                                              --------  --------
Net asset value, end of period                                                $  8.20   $  8.74
                                                                              ========  ========
Per share market value, end of period                                         $ 10.25   $ 11.13
Total investment return (a)                                                      8.9%     58.3%
                                                                              --------  --------
Ratio of expenses before performance bonus/penalty to average net assets (c)     3.2%      2.9%
Ratio of total expenses (credits) to average net assets (c)                      3.0%      2.0%
Ratio of net investment income (loss) to average net assets (c)                  (.6%)      .9%
                                                                              --------  --------
Portfolio turnover rate                                                         66.4%     36.1%
                                                                              --------  --------
Number of shares outstanding at end of period (in 000's)                        2,785     2,771
Net assets, end of period (in 000's)                                           22,841    24,220
                                                                              --------  --------

(a)  Based  on  market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b)  Not  annualized.
(c)  Ratios  reflect  expenses  gross  of  expense-offset  arrangements.
(d)  Annualized.
(e)  Total investment return without the capital contribution would have been 33.2%.

BOARD  OF  DIRECTORS

Barry  Ziskin
Albert  Feldman
Dr.  Jeffrey  Shuster
Rochelle  Ziskin
Maria  De  Los  Santos

INVESTMENT  ADVISER

TOP  Fund  Management,  Inc.

OFFICERS

Barry  Ziskin
President  and  Treasurer

Barbara  Perleberg
Secretary

CUSTODIAN

Chase  Manhattan  Bank

TRANSFER  AGENT

Wells  Fargo  Bank  Minnesota,  N.A.
Shareowner  Services

INDEPENDENT  AUDITORS

KPMG  LLP

GENERAL  COUNSEL

Kilpatrick  Stockton  LLP

STOCK  LISTINGS

NASDAQ
Symbol:  ZSEV
Pacific  Exchange
Symbol:  ZSE

CORPORATE  OFFICE

1819  South  Dobson  Road
Suite  109
Mesa,  AZ  85202
(480)  897-6214
Fax  (480)  345-9227
Zseven@aol.com